Dreyfus

Intermediate Municipal

Bond Fund, Inc.

ANNUAL REPORT May 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus Intermediate Municipal

                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2000 through May 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

While the past year has been difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.5 percentage-point drop in short-term interest rates, a move designed to stimulate economic growth by reducing borrowing costs for corporations and consumers. Passage of a $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the tax-exempt bond market. Although bond prices generally tend to fall when interest rates rise, better economic times should support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond more to supply-and-demand forces than to interest-rate trends, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Intermediate Municipal Bond Fund, Inc. perform during the period?

For the 12-month reporting period ended May 31, 2001, Dreyfus Intermediate Municipal Bond Fund, Inc. achieved a total return of 9.54%.(1) In comparison, the fund' s peer group, as measured by the Lipper Intermediate Municipal Debt Funds category average, achieved a total return of 9.97% for the same period.(2)

We attribute the market and fund's strong performance to a generally favorable environment for municipal bonds. Bonds with intermediate-term maturities provided especially strong returns because of high levels of demand from individual investors fleeing a declining stock market during the reporting period. In addition, the fund's returns were enhanced by our security selection strategy, which focused on high quality, intermediate-term bonds. We also found attractive opportunities for income and muted volatility in high yielding securities with relatively short maturities.

What is the fund's investment approach?

The fund's objective is to seek a high level of federally tax-exempt income as is consistent with the preservation of capital. The fund's portfolio consists of bonds from issuers throughout the United States managed in the intermediate maturity range. In addition, we also seek to manage the fund for a competitive total return.

In managing the fund, we attempt to add value by selecting investment-grade, tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's core position. We augment the core position with bonds that we believe have the potential to provide both current income and capital appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund' s performance during the reporting period. When the reporting period began, ongoing economic deterioration caused tax-exempt prices to rise modestly. Slower retail sales, higher energy prices and more frequent workforce layoffs adversely affected economic growth and consumer confidence. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when they implemented the first of five short-term interest-rate cuts, for a total reduction of 2.5 percentage points during the reporting period. In this declining interest-rate environment, prices of municipal bonds generally rose.

In addition, the municipal bond market was strongly influenced by supply-and-demand factors during the reporting period. Because of previously strong tax revenues, many states and municipalities had less need to borrow to finance ongoing operations and capital projects. As a result, the supply of municipal bonds was generally lower during the reporting period than it was one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from investors allocating a larger percentage of their assets to fixed-income securities. These factors further supported municipal bond prices. Strong market conditions were especially advantageous for intermediate-term bonds, which were the focus of robust demand among individual investors.

Strong demand for a limited supply of intermediate-term bonds caused the difference between the yields of shorter term bonds and longer term bonds to widen. This phenomenon, known as a STEEPENING OF THE YIELD CURVE, rewarded investors who were willing to incur the risks of extending their bond maturities.

In this environment, we emphasized bonds in the 10- to 16-year range. These intermediate-term bonds were among the greatest beneficiaries of strong demand from individual investors, causing their prices to appreciate. In addition, we emphasized relatively high yielding municipal bonds with short-term maturities. These securities helped us offset the risk of longer term securities yet provided competitive levels of income. We also took steps to enhance the yield of a small number of carefully selected short-term bonds. Finally, we attempted to replace seasoned bonds nearing their redemption dates with intermediate-term securities that could not be redeemed by their issuers for several years.

What is the fund's current strategy?

Our strategy remains: identifying income-producing securities consistent with our efforts to preserve shareholders' capital. Accordingly, we have continued to focus on high quality bonds in the 10- to 16-year maturity range. We expect intermediate-term bonds to continue to be the object of robust demand from investors seeking capital preservation and competitive tax-exempt yields in an uncertain economic climate.

In the current economic environment of low inflation and relatively low interest rates, our security selection strategy emphasizes income-producing securities over those that derive their returns from price changes. In our view, this strategy is more likely to provide competitive returns if, as we expect, municipal bond prices remain relatively stable.

June 15, 2001

(1 ) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            9.54%              5.32%             6.08%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC. ON 5/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AND IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX"), ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND THE INDEX'S WEIGHTED AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE IS SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND OTHER EXPENSES. THE LEHMAN 10-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BOND WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT BOND MARKET, GEOGRAPHICALLY UNRESTRICTED, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR MUNICIPAL BOND INDEX, CAN CONTRIBUTE AS APPLICABLE TO EACH INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2001

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.7%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.9%

Bay Minette Industrial Development Board, IDR

   (Coltec Industries, Inc) 6.50%, 2/15/2009                                                  4,505,000                4,502,027

McIntosh Industrial Development Board, EIR

   4.65%, 6/1/2008                                                                            5,400,000                5,453,028

ALASKA--4.8%

Alaska Industrial Development and Export Authority,

   Revolving Fund 6.375%, 4/1/2008                                                            3,000,000                3,143,910

Alaska Housing Finance Corp.:

   5.75%, 12/1/2009 (Insured; MBIA)                                                           8,060,000                8,609,450

   5.30%, 12/1/2012 (Insured; MBIA)                                                           2,395,000                2,450,253

Alaska Student Loan Corp., Student Loan Revenue:

   5.60%, 7/1/2011 (Insured; AMBAC)                                                           4,700,000                4,853,596

   5.70%, 7/1/2013 (Insured; AMBAC)                                                           5,990,000                6,147,297

   6%, 7/1/2016 (Insured; AMBAC)                                                              6,380,000                6,605,342

Anchorage:

   5.875%, 12/1/2015 (Insured; FGIC)                                                          2,365,000                2,541,263

   5.875%, 12/1/2016 (Insured; FGIC)                                                          1,500,000                1,603,560

   Electric Utility Revenue:

      6.50%, 12/1/2008 (Insured; MBIA)                                                        2,755,000                3,142,904

      6.50%, 12/1/2009 (Insured; MBIA)                                                        2,910,000                3,340,593

      5.875%, 2/1/2012 (Insured; FSA)                                                         3,175,000                3,443,700

Northern Tobacco Securitization Corp,

  Tobacco Settlement Revenue

   6%, 6/1/2013                                                                               5,245,000                5,427,316

ARIZONA--1.8%

Maricopa County Industrial Development Authority:

  Hospital Facility Revenue (Samaritan Health Services)

      7.15%, 12/1/2004 (Insured; MBIA)                                                        9,835,000               10,734,804

   Hospital Systems Revenue (Baptist Hospital)

      5.20%, 9/1/2005 (Insured; MBIA)                                                         3,125,000                3,312,031

Mesa Industrial Development Authority, Revenue

  (TRW Vehicle Safety Systems, Inc.)

   7.25%, 10/15/2004                                                                          5,000,000                5,082,600

CALIFORNIA--1.6%

California (Veterans) 6.123%, 12/1/2013                                                       5,000,000  (a,b)         5,139,700

California Statewide Community Development Authority:

  Apartment Development Revenue

      (Irvine Apartment Communities) 5.10%, 5/15/2025                                         4,000,000                3,957,440

   MFHR 5.20%, 12/1/2029                                                                      3,000,000                3,057,150

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Student Education Loan Marketing Corporation,

  Student Loan Revenue:

      6.70%, 7/1/2008                                                                         2,500,000                2,636,000

      6.75%, 7/1/2008                                                                         2,500,000                2,608,200

COLORADO--3.2%

Bowles Metropolitan Distict, 4.25%, 12/1/2023

   (LOC; U.S. Bank National Association)                                                      5,000,000                5,028,500

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2010 (Insured; MBIA)                                                     30,000,000               19,415,100

El Paso County School District

  (Number 11 Colorado Springs):

      6.25%, 12/1/2009                                                                        1,000,000                1,137,230

      6.50%, 12/1/2010                                                                        2,000,000                2,327,480

      6.50%, 12/1/2011                                                                        2,040,000                2,379,374

Interlocken Metropolitan District:

   Zero Coupon, 12/15/2007                                                                    2,835,000                2,097,673

   Zero Coupon, 12/15/2008                                                                    2,835,000                1,982,686

CONNECTICUT--1.1%

Connecticut, Revenue

  (Mashantucket Western Pequot Tribe):

      6.50%, 9/1/2006 (Escrowed to Maturity)                                                  2,475,000                2,797,072

      6.50%, 9/1/2006                                                                         2,525,000                2,751,190

      5.60%, 9/1/2009                                                                         1,000,000                1,039,390

      5.70%, 9/1/2012                                                                         2,400,000                2,445,600

Connecticut Development Authority, PCR

   (United Illuminating) 4.35%, 6/1/2026                                                      2,125,000                2,141,384

DISTRICT OF COLUMBIA--1.9%

District of Columbia, Revenue (American University)

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          5,435,000                5,689,249

District of Columbia Tobacco Settlement Financing Corp.:

   5.80%, 5/15/2013                                                                           3,505,000                3,543,134

   5.875%, 5/15/2014                                                                          5,000,000                5,027,900

Metropolitan Airports Authority, Airport Revenue

   5.75%, 10/1/2011 (Insured; MBIA)                                                           5,750,000                6,030,083

FLORIDA--1.5%

Dade County, Resource Recovery Facility Revenue

   5.20%, 10/1/2005 (Insured; AMBAC)                                                          7,880,000                8,289,208

Orange County, Tourist Development Tax Revenue

   5%, 10/1/2015 (Insured; MBIA)                                                              5,000,000                5,028,650

Pinellas County, RRR

   5.10%, 10/1/2003 (Insured; MBIA)                                                           2,915,000                3,022,797



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--1.2%

Atlanta, Airport Facilities Revenue

   6%, 1/1/2007 (Insured; AMBAC)                                                              5,780,000                6,345,515

   Zero Coupon, 1/1/2010 (Insured; MBIA)                                                      9,600,000                5,973,696

ILLINOIS--5.6%

Carol Stream, First Mortgage Revenue

   (Windsor Park Manor) 6.50%, 12/1/2007                                                      3,000,000                3,030,960

Chicago O'Hare International Airport:

  Passenger Facility Charge Revenue

      5.50%, 1/1/2008 (Insured; AMBAC)                                                        5,000,000                5,332,500

   (United Airlines, Inc.):

      5.20%, 4/1/2011                                                                         5,500,000                5,004,560

      5.80%, 11/1/2035                                                                        6,000,000                5,978,940

Hoffman Estates, Tax Increment Revenue

  (Area Economic Development)

   5.25%, 11/15/2009                                                                         10,000,000               10,264,700

Illinois Development Finance Authority, Providers Facility

  Acquisition Revenue, (Community Rehabilitation):

      5.60%, 7/1/2003                                                                         1,485,000                1,493,658

      5.60%, 7/1/2004                                                                         1,000,000                1,003,480

      5%, 7/1/2006                                                                            2,245,000                2,218,464

      5.90%, 7/1/2009                                                                         1,325,000                1,311,194

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.60%, 12/1/2009                                        2,665,000                2,884,116

Illinois Health Facilities Authority, Revenue:

  (Central Dupage Health Wyndemere Retirement

      Community) 6.125%, 11/1/2007 (Insured; MBIA)                                            4,400,000                4,595,932

   (Evangelical Hospital):

      6.75%, 4/15/2007                                                                        2,035,000                2,254,902

      6.75%, 4/15/2007 (Prerefunded 4/15/2002)                                                1,055,000  (c)           1,111,052

   (Southern Illinois Hospital Services) 6.50%, 3/1/2007

      (Insured; MBIA, Prerefunded 3/1/2002)                                                   3,530,000  (c)           3,696,440

Illinois Student Assistance Commission

  Student Loan Revenue:

      5.45%, 9/1/2005                                                                         2,050,000                2,147,682

      5.55%, 9/1/2006                                                                         4,000,000                4,214,400

Normal, EDR (Dayton--Hudson Corp. Project)

   6.75%, 11/1/2001                                                                           3,400,000                3,434,544

INDIANA--8.1%

Boonville Junior High School Building Corp.,

   First Mortgage Revenue 6.80%, 7/1/2005                                                     3,100,000                3,274,251

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA (CONTINUED)

Brownsburg School Building Corp.,

  First Mortgage Revenue:

    5.80%, 8/1/2008

         (Insured; FSA, Prerefunded 2/1/2005)                                                 2,650,000  (c)           2,890,620

      5.90%, 8/1/2009

         (Insured; FSA, Prerefunded 2/1/2005)                                                 2,895,000  (c)           3,167,709

Central High School Building Corp., First Mortgage

   5.50%, 8/1/2009 (Insured; AMBAC)                                                           3,960,000                4,256,683

Indiana Bond Bank (Hendricks Special Hospital Program)

   6.90%, 4/1/2006                                                                            3,000,000                3,143,970

Indiana Development Finance Authority, PCR

  (Inland Steel Company Project Number 13):

      5.75%, 10/1/2011                                                                       11,500,000                6,692,770

      7.25%, 11/1/2011                                                                       10,330,000                6,733,404

Indiana Health Facility Financing Authority, HR

  (Clarian Health Partners, Inc.):

      5.50%, 2/15/2010                                                                        3,000,000                3,130,770

      5.50%, 2/15/2011                                                                        5,000,000                5,172,400

Indiana Municipal Power Agency,

  Power Supply Systems Revenue

   5.70%, 1/1/2006 (Insured; MBIA)                                                            8,400,000                9,012,276

Indiana Transportation Finance Authority,

  Airport Facilities LR (United Air)

   6.50%, 11/1/2007 (Prerefunded 11/1/2002)                                                   2,675,000  (c)           2,855,375

Indianapolis Local Public Improvement Bond Bank:

   6.30%, 2/1/2004                                                                            2,800,000                2,984,100

   6.40%, 2/1/2005                                                                            3,000,000                3,253,200

   6.50%, 1/1/2011 (Insured; FSA)                                                             6,415,000                7,407,272

Knox County Hospital Association, LR

   5.65%, 7/1/2008 (Insured; MBIA)                                                            4,150,000                4,314,589

North Montgomery Elementary School Building Corp.,

   First Mortgage Revenue 6.50%, 7/1/2006                                                     5,665,000                6,117,067

Plymouth, Multi-School Building Corp.

  (First Mortgage-Plymouth Community School)

   5.50%, 7/1/2005 (Insured; MBIA)                                                            3,000,000                3,196,380

Westfield High School Building Corp.,

  First Mortgage Revenue:

    5.45%, 7/15/2009

         (Insured; AMBAC, Prerefunded 7/15/2005)                                              5,000,000  (c)           5,428,500

      5.25%, 7/5/2013 (Insured; AMBAC)                                                        3,000,000                3,076,500



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IOWA--.9%

Ames, HR (Mary Greeley Medical Center Project)

   6.25%, 8/15/2006 (Insured; AMBAC)                                                          4,320,000                4,557,038

Council Bluffs, IDR (Cargill, Inc. Project) 7%, 3/1/2007                                      4,400,000                4,607,196

KENTUCKY--1.8%

Ashland, PCR (Ashland, Inc.) 5.70%, 11/1/2009                                                 4,000,000                4,159,600

Carrolton and Henderson Public Energy Authority,

  Gas Revenue (Kentucky Trust)

   5%, 1/1/2006 (Insured; FSA)                                                                4,500,000                4,528,170

Kenton County Airport Board, Airport Revenue

  (Cincinnati/Northern Kentucky International)

   5.75%, 3/1/2009 (Insured; MBIA)                                                            3,710,000                3,960,351

Mount Sterling, LR (Kentucky League Cities Funding)

   5.625%, 3/1/2003                                                                           6,000,000                6,206,520

LOUISIANA--1.5%

Louisiana Public Facilities Authority, Revenue:

   6.60%, 11/15/2012                                                                          4,430,000                4,680,339

   6.60%, 11/15/2012 (Prerefunded 11/15/2002)                                                 3,635,000  (c)           3,884,143

   (Louisiana Association of Independent Colleges

      and Universities) 6.50%, 12/1/2002                                                      1,485,000                1,536,188

Saint Charles Parish, PCR

   7.085%, 10/1/2003                                                                          5,125,000  (a,b)         5,360,853

MARYLAND--.9%

Northeast Waste Disposal Authority, RRR

  (Baltimore Resco Retrofit Project):

      4.75%, 1/1/2012                                                                         6,900,000                6,231,114

      5%, 1/1/2012                                                                            3,485,000                3,151,207

MASSACHUSETTS--1.5%

Boston Industrial Development Financing Authority,

  Sewage Facility Revenue (Harbor Electric Energy Co.)

      7.10%, 5/15/2002                                                                          730,000                  746,272

Massachusetts Commonwealth

   6.40%, 8/1/2003                                                                            3,175,000                3,352,768

Massachusetts Housing Finance Agency

  Housing Revenue:

      6.30%, 7/1/2007 (Insured; AMBAC)                                                        2,795,000                2,959,178

      6.35%, 7/1/2008 (Insured; AMBAC)                                                        3,005,000                3,179,200

      6.40%, 7/1/2009 (Insured; AMBAC)                                                        3,275,000                3,460,398

Plymouth County, COP (Correctional Facilities Project)

   5%, 4/1/2015 (Insured; AMBAC)                                                              2,025,000                2,036,583

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--6.6%

Detroit Local Development Finance Authority

   5.20%, 5/1/2010                                                                            5,745,000                5,938,606

Greater Detroit Resource Recovery Authority, Revenue:

   6.25%, Series A, 12/13/2008 (Insured; AMBAC)                                              11,000,000               12,416,690

   6.25%, Series B, 12/13/2008 (Insured; AMBAC)                                               7,755,000                8,753,766

Michigan Hospital Finance Authority, Revenue

  (Ascension Health Credit):

      5.375%, 11/15/2007                                                                     11,500,000               11,753,575

      5.05%, 11/15/2033                                                                       5,000,000                5,111,050

   (Genesys Health System)

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                               10,000,000  (c)          11,913,900

Michigan Municipal Bond Authority, Revenue

  (Drinking Water Revolving Fund)

      5.25%, 10/1/2016                                                                        2,370,000                2,409,010

Michigan Strategic Fund:

   Obligation Revenue (Detroit Edison) 4.73%, 9/1/2029                                        3,750,000                3,758,250

   SWDR (Genesee Power Station Project)

      7.125%, 1/1/2006                                                                        5,000,000                4,958,350

Wayne State University, University Revenues

   5.40%, 11/15/2006 (Insured; AMBAC)                                                         2,775,000                2,943,886

MISSISSIPPI--2.0%

Mississippi, Gaming Countys Highway Improvement

   5.25%, 7/1/20011                                                                           6,790,000                7,102,000

Mississippi Development Bank, Special Obligation

  (Adams County HR Project)

   5.75%, 7/1/2010 (Insured; FSA)                                                             3,445,000                3,655,593

Mississippi Higher Education Assistance Corp.

  Student Loan Revenue:

      5.30%, 9/1/2008                                                                         2,390,000                2,446,093

      5.45%, 3/1/2010                                                                         2,600,000                2,678,156

Walnut Grove Correctional Authority, COP:

   5.25%, 11/1/2005 (Insured; AMBAC)                                                          1,670,000                1,769,298

   5.50%, 11/1/2006 (Insured; AMBAC)                                                          1,760,000                1,891,349

   5.50%, 11/1/2007 (Insured; AMBAC)                                                          1,855,000                1,997,445

MISSOURI--2.9%

Joplin Industrial Development Authority, Revenue

  (Catholic Health Initiatives):

      5.50%, 12/1/2009                                                                        3,185,000                3,400,561

      5.625%, 12/1/2010                                                                       3,340,000                3,569,892

Missouri Highways & Transportation Commission

   Road Revenue 5.50%, 2/1/2009                                                               3,440,000                3,733,845



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI (CONTINUED)

Saint Louis, Airport Revenue

  (Airport Development Program)

      5.625%, 7/1/2015 (Insured; MBIA)                                                        2,500,000                2,641,725

   (Lambert--Saint Louis International Airport):

      6%, 7/1/2005 (Insured; FGIC)                                                            1,545,000                1,609,257

      6%, 7/1/2005 (Insured; FGIC, Prerefunded 7/1/2002)                                      8,130,000  (c)           8,556,500

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention) 7%, 12/15/2015                                                    7,090,000                7,451,448

NEVADA--1.5%

Washoe County, Water Facilities Revenue

   6.75%, 5/1/2003                                                                            5,000,000  (a,b)         5,055,100

Clark County, Passenger Facility Charge Revenue

  (Las Vegas McCarran International Airport):

      5.95%, 7/1/2005 (Insured; AMBAC)                                                        6,365,000                6,889,094

      5.80%, 7/1/2009 (Insured; MBIA)                                                         4,250,000                4,517,325

NEW JERSEY--2.8%

New Jersey Economic Development Authority, Revenue:

   7.12%, 6/15/2010                                                                           5,000,000  (a,b)         5,716,700

   School Facilities

      (Construction 2001) 5.25%, 6/15/2010                                                       30,000                   32,150

   Special Facilities

      (Continental Airlines, Inc.)

         6.625%, 9/15/2012                                                                    7,500,000                7,755,150

   Waste Paper Recycling

      (Marcal Paper Mills, Inc.):

         5.75%, 2/1/2004 (Insured; MBIA)                                                      1,760,000                1,747,046

         8.50%, 2/1/2010 (Insured; MBIA)                                                      2,705,000                2,927,649

New Jersey Turnpike Authority, Revenue

   5.625%, 1/1/2015 (Insured; MBIA)                                                           5,000,000                5,296,200

Orange Township

   6.60%, 2/1/2007 (Insured; FSA, Prerefunded 2/1/2005)                                       5,600,000  (c)           5,852,896

NEW MEXICO--1.0%

Farmington, PCR

   8.769%, 8/1/2002                                                                           5,000,000  (a,b)         5,015,700

New Mexico Educational Assistance Foundation,

  Student Loan Revenue

   6.70%, 3/1/2006                                                                            5,565,000                5,854,436

NEW YORK--7.5%

City University of New York, COP (John Jay College)

   5.75%, 8/15/2004                                                                           5,970,000                6,372,677

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Long Island Power Authority, Electric System Revenue

   5%, 4/1/2012 (Insured; MBIA)                                                               5,000,000                5,214,500

New York City:

   5.70%, 8/1/2007                                                                            3,450,000                3,752,979

   6.25%, 8/1/2009                                                                            7,000,000                7,761,740

   6.375%, 8/15/2009                                                                         19,750,000               21,803,605

   6.375%, 8/15/2009 (Prerefunded 8/15/2005)                                                  5,250,000  (c)           5,870,708

   5%, 8/1/2012                                                                               3,935,000                4,025,033

New York State Dormitory Authority, Revenues

  (Department of Health):

      5.50%, 7/1/2010                                                                         2,000,000                2,116,980

      5.625%, 7/1/2011                                                                        3,240,000                3,437,672

New York State Mortgage Agency, Homeowner Mortgage

   Revenue 5.375%, 10/1/2017                                                                  3,150,000                3,179,264

New York State Thruway Authority, Service Contract

  Revenue (Local Highway & Bridge)

   6%, 4/1/2011                                                                               5,000,000                5,503,950

New York State Urban Development Corp.,

   Correctional Facilities Revenue 5.25%, 1/1/2010                                            4,520,000                4,751,876

Triborough Bridge and Tunnel Authority, Revenue

   6.75%, 1/1/2009                                                                            5,100,000                5,833,278

NORTH CAROLINA--1.2%

North Carolina Municipal Power Agency,

  Electric Revenue (Number 1 Catawba)

   5.50%, 1/1/2010                                                                           10,000,000              10,330,900

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2012 (Insured; FGIC)                                                           2,365,000                2,490,487

OHIO--2.0%

Cleveland, Airport Systems Revenue:

   5.50%, 1/1/2005 (Insured; FSA)                                                             1,000,000                1,050,430

   5.25%, 1/1/2014 (Insured; FSA)                                                             3,000,000                3,096,780

Cuyahoga County, HR (Metrohealth System)

   5.25%, 2/15/2010 (Insured; MBIA)                                                           5,160,000                5,460,622

Franklin County, HR (Holy Cross Health Systems)

   5.20%, 6/1/2005 (Insured; MBIA)                                                            2,930,000                3,089,246

Knox County, Hospital Facilities Revenue

  (Knox Community Hospital Asset Guaranty)

   5%, 6/1/2012                                                                               1,500,000                1,501,890

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          3,860,000                4,130,856



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Air Quality Development Authority, PCR

   (Cleveland) 4.60%, 10/1/2030                                                               3,085,000                3,052,268

OKLAHOMA--1.9%

Tulsa, Municipal Airport Trust Revenue

  (American Airlines):

      5.375%, 12/1/2006                                                                      10,000,000               10,014,100

      5.80%, 6/1/2035                                                                         3,500,000                3,548,580

Washington County Medical Authority, Revenue

  (Jane Phillips Medical Center)

   5.50%, 11/1/2010 (Insured; Connie Lee)                                                     6,175,000                6,503,510

OREGON--.9%

Multnomah County, COP

   4.50%, 8/1/2015                                                                            1,315,000                1,239,309

Port Portland International Airport, Revenue

   5%, 7/1/2014 (Insued; MBIA)                                                                2,555,000                2,551,244

Washington County Unified Sewer Agency

   Sewer Revenue 5.75%, 10/1/2012 (Insued; FGIC)                                              5,670,000                6,264,273

PENNSYLVANIA--4.4%

Beaver County Industrial Development Authority, PCR

   (Ohio Edison Co. Project) 5.67%, 6/1/2004                                                  7,500,000  (a,b)         7,287,600

Delaware County Industrial Development Authority, PCR

   (Peco Energy Co.) 5.20%, 4/1/2021                                                          4,000,000                4,059,560

Erie County Hospital Authority, Revenue

  (Hamot Health Foundation)

   5.375%, 5/15/2010 (Insured; AMBAC)                                                         2,340,000                2,474,667

Pennsylvania Economic Development Financing Authority,

  RRR (Northampton Generating):

      6.75%, 1/1/2007                                                                         7,000,000                7,129,430

      6.40%, 1/1/2009                                                                         8,000,000                7,985,200

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of Pennsylvania):

      5.60%, Series A, 1/1/2010                                                               4,750,000                4,837,353

      5.60%, Series B, 1/1/2010                                                               4,350,000                4,429,997

      5.70%, 2/1/2011                                                                         5,250,000                5,343,292

      (UPMC Health System) 6.25%, 1/15/2015                                                   3,660,000                3,822,907

RHODE ISLAND--2.2%

Rhode Island Health and Educational Building Corp.,

  Health Facilities Revenue (San Antoine)

      5.50%, 11/15/2009                                                                       3,320,000                3,488,125

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND (CONTINUED)

Rhode Island Health and Educational Building Corp., (continued)

  Hospital Financing Revenue

    (Lifespan Obligation Group):

         5.75%, 5/15/2007 (Insured; MBIA)                                                     4,805,000                5,202,950

         5.75%, 5/15/2008 (Insured; MBIA)                                                     5,560,000                6,034,880

Rhode Island Housing and Mortgage Finance Corp.:

   (Homeownership Opportunity) 7.30%, 10/1/2008                                               4,680,000                4,966,463

   (Rental Housing Program):

      5.65%, 10/1/2007                                                                        2,175,000                2,209,952

      5.65%, 10/1/2008                                                                        1,350,000                1,369,359

SOUTH CAROLINA--2.4%

Charleston County, Health Facilities Revenue

   (Espiscopal Church) 5.40%, 4/1/2004                                                        5,000,000                4,972,150

Charleston County, Hospital Facilities Improvement

  Revenue (Medical Society Health)

   5.50%, 10/1/2005 (Insured; MBIA)                                                           7,945,000                8,416,615

Georgetown County, Pollution Control Facilities Revenue

   (International Paper Co.) 5.125%, 2/1/2012                                                 3,000,000                2,902,830

Oconee County, PCR (Engelhard Corp. Project)

   5.375%, 5/1/2006                                                                           1,500,000                1,562,955

Piedmont Municipal Power Agency, Electric Revenue

   6.25%, 1/1/2004 (Insured; FGIC, Escrowed To Maturity)                                        585,000                  625,055

   6.25%, 1/1/2004 (Insured; FGIC)                                                            3,465,000                3,584,958

York County, PCR (Bowater, Inc.)

   7.625%, 3/1/2006                                                                           2,900,000                3,088,674

TENNESSEE--1.0%

Johnson City Health and Educational Facility Board, HR

  (Medical Center Hospital Improvement)

   5.125%, 7/1/2011 (Insured; MBIA)                                                           6,720,000                7,028,381

Tennessee Housing Development Agency

  (Homeownership Program):

      5.20%, 7/1/2010                                                                         1,815,000                1,889,832

      5.30% 7/1/2011                                                                          2,140,000                2,220,485

TEXAS--8.9%

Austin (Convention Center)

   6.375%, 1/1/2016                                                                           3,570,000                3,570,000

Austin Independent School District

   5.60%, 8/1/2009 (Prerefunded 8/1/2006)                                                     4,590,000  (c)           4,977,396

   5.60% 8/1/2009                                                                             2,025,000                2,136,557

Bexar County, Revenue

   (Venue) 5.75%, 8/15/2013 (Insured; MBIA)                                                   5,000,000                5,343,950



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Cypress-Fairbanks Independent School District

   (Schoolhouse) 6.75%, 2/15/2012                                                             1,700,000                1,960,270

Dallas-Fort Worth International Airport Facilities,

   Improvement Corp. Revenue 8.319%, 11/1/2003                                                5,975,000  (a,b)         6,160,345

Ennis IDC, Revenue (Cargill, Inc.)

   6.15%, 11/1/2003                                                                           2,450,000                2,483,516

Gulf Coast Waste Disposal Authority, SWDR

   (Quaker Oats Co.) 5.70%, 5/1/2006                                                          2,210,000                2,333,185

Harris County Health Facilities Development Corp., HR:

  (Memorial Hermann Hospital System)

      5.50%, 6/1/2012 (Insured; FSA)                                                          8,295,000                8,710,745

   (Memorial Hospital System)

      6%, 6/1/2008 (Insured; MBIA)                                                            3,000,000                3,283,680

Harris County Hospital District, Mortgage Revenue:

   7.50%, 2/15/2003 (Insured; AMBAC)                                                          1,855,000                1,947,472

   7.50%, 2/15/2003 (Insured; AMBAC)                                                          1,795,000                1,881,106

Matagorda County, Navigation District, PCR

   6.22%, 11/1/2001                                                                           5,000,000  (a,b)         5,034,600

North Central Health Facility Development Corp.,

  Revenue (Baylor Healthcare System):

      6.44%, 5/15/2008                                                                       11,750,000                12,192,975

      6.44%, 5/15/2008 (Prerefunded 5/15/2002)                                                1,250,000  (c)           1,315,988

Port Corpus Christi Authority, Nueces County

   General Revenue (Union Pacific) 5.125%, 4/1/2009                                           2,250,000                2,200,207

Rio Grande Consolidated Independent School District,

   Public Facilities LR 6.40%, 7/15/2003                                                      3,060,000                3,116,426

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center)

   6.25%, 8/1/2006 (Insured; MBIA)                                                            5,100,000                5,375,298

South Texas Higher Education Authority,

   Student Loan Revenue 5.30%, 12/1/2003                                                      2,245,000                2,317,873

Tarrant County Health Facilities Development Corp.,

  Health Systems Revenue:

      (Harris Methodist Health Systems) 6%, 9/1/2010                                          7,725,000                8,647,211

      (Health Resources Systems)

         5.75%, 2/15/2014 (Insured; MBIA)                                                     5,000,000                5,175,250

Texas State College, Student Loan:

   6%, 8/1/2005                                                                               2,130,000                2,294,841

   6%, 8/1/2006                                                                               2,500,000                2,715,950

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--2.0%

Carbon County, SWDR:

   (Sunnyside Cogeneration-A) 6.375%, 8/15/2011                                               8,450,000                8,266,550

   (Sunnyside Cogeneration-B) Zero Coupon, 8/15/2024                                          2,585,000                  504,101

Jordanelle Special Service District

  (Special Assessment Improvement District)

   8%, 10/1/2011                                                                              6,660,000                6,730,729

Utah Board of Regents, Student Loan Revenue:

   6.25%, 11/1/2003 (Insured; AMBAC)                                                          3,000,000                3,151,230

   6.35%, 11/1/2004 (Insured; AMBAC)                                                          3,000,000                3,146,040

VIRGINIA--2.4%

Big Stone Gap Redevelopment and Housing Authority,

  Correctional Facility LR

   (Wallens Ridge Development Project) 6%, 9/1/2007                                           4,000,000                4,373,040

Fairfax County Economic Development Authority,

  Educational Facilities Revenue

  (George Mason University Educational Foundation):

      6.50%, 11/15/2002                                                                       2,000,000                2,076,720

      6.95%, 11/15/2002                                                                       5,360,000                5,494,750

Virginia Housing Development Authority,

  Commonwealth Mortgage:

      6.05%, 1/1/2004                                                                         4,400,000                4,619,780

      6.15%, 1/1/2005                                                                         4,400,000                4,689,740

      5.45%, 1/1/2012                                                                         2,205,000                2,264,314

      5.70%, 7/1/2015 (Insured; MBIA)                                                         1,510,000                1,557,595

WASHINGTON--4.7%

Clark County Public Utility District:

  Generating System Revenue

      5.625%, 1/1/2010 (Insured; FSA)                                                         3,795,000                4,094,653

   Electric Revenue

      6.30%, 1/1/2004 (Insured; FGIC)                                                         1,275,000                1,303,802

Seattle Municipal Light & Power, Revenue:

   5.25%, 3/1/2010 (Insured; FSA)                                                                50,000                   52,665

   6.91%, 3/1/2010                                                                            6,500,000  (a,b)         7,193,030

Washington:

   5.75%, 10/1/2012                                                                              20,000                   22,096

   5.75%, 10/1/2012                                                                           2,305,000                2,523,053

   COP (Convention & Trade Center)

      5.125%, 7/1/2013                                                                        5,000,000                5,085,800

Washington Health Care Facilities Authority, Revenue

  (Sisters of Providence)

   5.40%, 10/1/2010 (Insured; AMBAC)                                                          3,000,000                3,134,550


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Washington Housing Finance Commission:

   SFMR 6.85%, 7/1/2011 (Insured; FNMA, GNMA)                                                 2,395,000                2,475,352

   MFHR (Alderbrook Apartments Project)

      4.90% 7/1/2030 (LOC; Bank One, Arizona, N.A.)                                           7,100,000                7,041,070

Washington, Public Power Supply Systems Revenue

  (Nuclear Project Number 1):

      7.25%, 7/1/2006 (Insured; FSA)                                                          6,000,000                6,873,840

      6%, 7/1/2007 (Insured; AMBAC)                                                           9,720,000               10,674,893

WISCONSIN--2.3%

Carlton, PCR (Wisconsin Public Service Corp.)

   6.125%, 10/1/2005                                                                          5,000,000                5,240,850

Wisconsin Health and Educational Facilities Authority, Revenue:

  (Aurora Health Care, Inc.):

      5%, 8/15/2009 (Insured; MBIA)                                                           4,335,000                4,498,646

      5%, 8/15/2010 (Insured; MBIA)                                                           3,955,000                4,076,855

   (Aurora Medical Group, Inc.)

      6%, 11/15/2011 (Insured; FSA)                                                           3,500,000                3,907,645

   (Luther Hospital) 6.125%, 11/15/2006                                                       3,500,000                3,655,680

   (Wheaton Franciscan Services, Inc.)

      6.50%, 8/15/2007 (Insured; MBIA)                                                        3,000,000                3,079,920

U. S. RELATED--.8%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2012                                                                            5,000,000                5,287,700

   5.75%, 7/1/2013                                                                            3,300,000                3,477,540

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,029,904,889)                                                                                           1,062,718,741
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.1%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

Port Authority of New York & New Jersey, VRDN

  Special Obligation Revenue 3.10%

   (cost $1,000,000)                                                                          1,000,000                1,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,030,904,889)                                                           99.8%            1,063,718,741

CASH AND RECEIVABLES (NET)                                                                          .2%                2,056,280

NET ASSETS                                                                                       100.0%            1,065,775,021

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC            American Municipal Bond

                     Assurance Corporation

COP              Certificate of Participation

EDR              Economic Development Revenue

EIR              Environmental Improvement Revenue

FGIC             Financial Guaranty Insurance

                     Company

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage

                     Association

HR               Hospital Revenue

IDC              Industrial Development Corporation

IDR              Industrial Development Revenue

LOC              Letter of Credit

LR               Lease Revenue

MBIA             Municipal Bond Investors Assurance

                     Insurance Corporation

MFHR             Multi--Family Housing Revenue

PCR              Pollution Control Revenue

RRR              Resources Recovery Revenue

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              46.6

AA                               Aa                              AA                                               18.0

A                                A                               A                                                15.0

BBB                              Baa                             BBB                                               8.0

BB                               Ba                              BB                                                1.0

B                                B                               B                                                 1.3

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                            .1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    10.0


                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31, 2001, THESE SECURITIES
AMOUNTED TO $51,963,628 OR 4.9% OF THE NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POORS,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,030,904,889 1,063,718,741

Cash                                                                  1,540,323

Interest receivable                                                  17,372,543

Receivable for shares of Common Stock subscribed                      1,568,754

Prepaid expenses                                                         19,046

                                                                   1,084,219,407
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           680,003

Payable for investment securities purchased                          17,399,648

Payable for shares of Common Stock redeemed                              89,743

Accrued expenses                                                        274,992

                                                                     18,444,386
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,065,775,021
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,042,831,773

Accumulated net realized gain (loss) on investments                 (9,870,604)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           32,813,852
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,065,775,021
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      78,860,684

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     59,539,655

EXPENSES:

Management fee--Note 3(a)                                            6,424,807

Shareholder servicing costs--Note 3(b)                               1,183,772

Professional fees                                                      104,708

Custodian fees                                                          81,349

Directors' fees and expenses--Note 3(c)                                 57,471

Prospectus and shareholders' reports                                    30,856

Registration fees                                                       25,767

Loan commitment fees--Note 2                                             9,862

Miscellaneous                                                           49,571

TOTAL EXPENSES                                                       7,968,163

Less--reduction in management fee due to undertaking--Note 3(a)       (32,935)

NET EXPENSES                                                         7,935,228

INVESTMENT INCOME--NET                                              51,604,427
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,368,922)

Net unrealized appreciation (depreciation) on investments           47,728,977

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              46,360,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                97,964,482

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         51,604,427          57,510,356

Net realized gain (loss) on investments        (1,368,922)         (8,487,107)

Net unrealized appreciation (depreciation)
   on investments                              47,728,977         (62,114,707)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   97,964,482         (13,091,458)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (51,604,427)         (58,000,611)

Net realized gain on investments                       --          (7,713,928)

TOTAL DIVIDENDS                              (51,604,427)         (65,714,539)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  88,645,355          85,175,247

Dividends reinvested                           37,472,253          48,514,964

Cost of shares redeemed                      (173,640,995)       (253,212,518)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (47,523,387)       (119,522,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,163,332)       (198,328,304)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,066,938,353        1,265,266,657

END OF PERIOD                               1,065,775,021        1,066,938,353
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,600,811            6,409,564

Shares issued for dividends reinvested          2,795,584            3,661,646

Shares redeemed                               (12,960,295)         (19,104,095)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,563,900)          (9,032,885)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended May 31,
                                                             -----------------------------------------------------------------------

                                                             2001            2000            1999           1998             1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.94           13.83           14.14            13.85           13.75

Investment Operations:

Investment income--net                                        .65             .66             .67              .69             .71

Net realized and unrealized

   gain (loss) on investments                                 .57            (.79)           (.18)             .41             .20

Total from Investment Operations                             1.22            (.13)            .49             1.10             .91

Distributions:

Dividends from investment
   income--net                                              (.65)           (.67)            (.67)           (.69)            (.70)

Dividends from net realized
   gain on investments                                         --           (.09)            (.13)           (.12)            (.11)

Total Distributions                                         (.65)           (.76)            (.80)           (.81)            (.81)

Net asset value, end of period                              13.51          12.94            13.83           14.14            13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                             9.54           (.97)            3.53            8.04             6.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                 .74            .75              .75             .74             .73

Ratio of net investment income
   to average net assets                                     4.82           4.97             4.75            4.91            5.10

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                    .00(a)         .02              .02             .01              --

Portfolio Turnover Rate                                     24.32          20.86            20.37           40.27           46.67
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          1,065,775      1,066,938        1,265,267       1,346,525       1,387,575

(A) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide the maximum amount of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation, (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,203 during the period ended May 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective June 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,913,000 available for Federal income tax purposes to be applied against net securities profits, if any, realized subsequent to May 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $7,208,000 of the carryover expires in fiscal 2008 and $1,705,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager had undertaken from June 1, 2000 through May 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pursuant to the undertaking, amounted to $32,935 during the period ended May 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2001, the fund was charged $597,551 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2001, the fund was charged $353,281 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2001, redemption fees charged and retained by the fund amounted to $4,934.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2001, amounted to $255,126,698 and $277,336,715, respectively.

At  May  31,  2001,  accumulated  net unrealized appreciation on investments was
$32,813,852,   consisting  of  $44,369,632  gross  unrealized  appreciation  and
$11,555,780 gross unrealized depreciation.

At May 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Dreyfus Intermediate Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus Intermediate Municipal Bond Fund, Inc at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
New York, New York

July 3, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Intermediate Muncipal Bond Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  947AR0501